January 2019 INVESTOR PRESENTATION

FORWARD LOOKING STATEMENTS This presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this presentation. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: the risk that the economic recovery in the United States, which is still relatively fragile, will be adversely affected by domestic or international economic conditions, which could cause us to incur additional loan losses and adversely affect our results of operations in the future; the risk that our results of operations in the future will continue to be adversely affected by our exit from the wholesale residential mortgage lending business and the risk that our commercial banking business will not generate the additional revenues needed to fully offset the decline in our mortgage banking revenues within the next two to three years; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities. Additional information regarding these and other risks and uncertainties to which our business is subject are contained in our Annual Report on Form 10-K for the year ended December 31, 2017 which is on file with the SEC as well as subsequent Quarterly Reports on Form 10-Q that we file with the SEC. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. 2

CORPORATE OVERVIEW _________________________________ PACIFIC MERCANTILE BANK IS A FULL SERVICE BUSINESS BANK SERVING SOUTHERN CALIFORNIA . Bank founded in 1999 . $1.3 billion in total assets . 7 locations in Southern California . Focused on serving small- and middle-market businesses CORPORATE HEADQUARTERS COSTA MESA, CALIFORNIA 3

INVESTMENT HIGHLIGHTS _________________________________ . Growing commercial bank operating in attractive Southern California markets . Well defined value proposition drives new client acquisition without compromising on pricing and terms . Favorable shifts in loan and deposit mix adding to franchise value . Disciplined expense management driving improved efficiencies . Steady increases in profitability . Attractive valuation trading at 1.37x tangible book value 4

OFFICE LOCATIONS _________________________________ NEWPORT BEACH CENTURY CITY IRVINE SPECTRUM COSTA MESA LA HABRA ONTARIO SAN DIEGO 5

EXECUTIVE MANAGEMENT TEAM



Thomas M. Vertin
President & Chief Executive Officer

Thomas M. Vertin became President and CEO of Pacific Mercantile Bank on January 1, 2016, after joining the Bank as President of Commercial Banking in September 2012. Tom's 33 years of banking experience includes an executive-in-residence engagement at Carpenter and Company, and 18 years with Silicon Valley Bank (SVB), where he served as Chief Operating Officer, Head of the California Division, and Head of Global Sales and Service. Tom began his banking career at Bank of America in Northern California. Earlier in his banking career, he taught finance for eight years at San Jose State University. Prior to his career in banking, he served for 3 years with the World Health Organization in Geneva, Switzerland. Throughout his career Tom has served on numerous non-profit and philanthropic boards and is an active public speaker on topics of leadership, entrepreneurship and innovation.



Curt A. Christianssen
EVP / Chief Financial Officer

Curt A. Christianssen joined Pacific Mercantile Bancorp and the Bank as Chief Financial Officer effective January 1, 2015, a role in which he had served on an interim basis since December, 2013. Until October of 2018, he also served as Executive Vice President and Chief Financial Officer of the Carpenter Community BancFund, a private equity-funded bank holding company, CCFW, Inc. d/b/a Carpenter & Company, a bank consulting firm, and Seapower Carpenter Capital, Inc., a broker/dealer subsidiary of CCFW. Prior to beginning in the interim role, Curt served in a similar interim role at Manhattan Bancorp and the Bank of Manhattan since 2012. He has served as Executive Vice President and Chief Financial Officer of the Carpenter Community BancFund since 1999. From 1996 to 1999, Curt served as Chief Financial Officer and Director of Corporate Development for Dartmouth Capital Group and Eldorado Bancshares, Inc.



Thomas Inserra
EVP / Chief Credit Officer

Thomas Inserra joined Pacific Mercantile Bank in May 2016. Thomas leads all credit functions for the Bank, with the goal of supporting PMB's growth initiatives in a manner that achieves high quality, reliable earnings for shareholders while also serving the local business community's need for capital in support of their growth objectives. With over 25 years of banking experience, Thomas's background includes significant executive leadership roles in commercial banking credit, as a credit risk advisor to financial institutions, and as a Washington, D.C.-based federal banking regulator. Most recently he served as EVP and SVP with Susquehanna Bank and Susquehanna Bancshares, Inc., an $18 billion bank and holding company. Thomas previously held leadership roles with Citibank, FDIC and Household International.



Robert Anderson
EVP / Chief Banking Officer

Robert Anderson joined Pacific Mercantile Bank in 2013 as Executive Vice President/Asset Based Lending and was promoted to Chief Banking Officer in January 2017. During Robert's time at the bank he has helped to build our asset-based lending division and has helped to pursue new growth opportunities through the development of new products and services and the entrance into new markets. Prior to joining the bank, Robert spent 17 years with Silicon Valley Bank, where he started his banking career. Robert held various positions at Silicon Valley Bank, most recently overseeing the Orange County office, at which he was responsible for their banking and lending relationships in the technology, life science and clean tech markets.



Curtis Birkmann
EVP / Chief Technology Officer

Curtis Birkmann joined Pacific Mercantile Bank in August 2015 as Deputy Chief Technology Officer and was promoted to Chief Technology Officer in January 2016. Prior to joining the bank, Curtis was Chief Information Officer at Bank of Manhattan, N.A. for five years. Earlier in his career, Curtis spent 16 years with Corcen Data International Inc., working for the United States Army's Strategic Battle Command, as a Senior Software Engineer and Senior Program Manager.



Maxwell G. Sinclair
EVP / Chief Compliance Officer

Maxwell G. Sinclair has served as Executive Vice President and Chief Compliance Officer of the Company and the Bank since January 2011. Prior to joining Pacific Mercantile Bank, Maxwell served as Vice President/Compliance and BSA Manager at Zions Bancorporation subsidiary California Bank & Trust from December 2005 to January 2011. During his five years at Zions Bancorporation (California Bank & Trust), Maxwell held various other positions in compliance and risk management. Maxwell has more than 23 years of experience in the banking industry, with most of his years of experience in compliance and audit and risk management.

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BOARD OF DIRECTORS

Name	Title	Tenure	Select Experience
Edward J. Carpenter	Chairman of the Board	~6 years	▪ Founder, Chairman, Chief Executive Officer and Principal of Seapower Carpenter Capital, Inc. ▪ Founder, Chairman, Chief Executive Officer and Principal of Carpenter & Company
James Deutsch	Director	Added in Nov 2018	▪ Partner, Patriot Financial Partners ▪ President and Chief Executive Officer of Team Capital Bank
John D. Flemming	Director	~6 years	▪ President and Chief Operating Officer of Carpenter & Company
Michael P. Hoopis	Director	~6 years	▪ Chief Executive Officer and President of Targus Group International, Inc.
Denis P. Kalscheur	Director	~4 years	▪ Vice Chairman and Chief Executive Officer of Aviation Capital Group Corp.
David J. Munio	Director	~3 years	▪ Chief Credit Officer of Wells Fargo & Company ▪ Various executive positions at First Interstate Bank
John Thomas, M.D.	Director	~19 years	▪ Medical director of San Clemente Tumor Medical Center
Thomas M. Vertin	Director	~3 years	▪ President, Chief Executive Officer and Director of PMBC and Pacific Mercantile Bank
Stephen P. Yost	Director	~5 years	▪ Principal of Kestrel Advisors ▪ Regional Chief Credit Officer for Comerica Bank

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MARKET POSITIONING _________________________________ Differentiating Strategy to Target Business Clients “We Help Companies Succeed” Small‐ to Medium‐ Horizon  Service/Products Sized Businesses • Customized Commercial  • Need for financial  Analytics Loans guidance • Asset Based Lending • Limited internal  • Financial analysis • Owner Occupied RE financial sophistication • Business planning • Treasury Management • Limited outside  • Modeling and  • Value driven pricing advisory support forecasting • Balance sheet  management • Scenario analysis Approximately 70% of new relationships  being brought into the Bank are C&I operating companies 8

HORIZON ANALYTICS

A Unique Tool That Provides a Deeper Understanding of a Client's Company and Industry Which Enables us to Tailor Business Discussions to Client Needs

- Target operating companies with annual revenues between $10 million and $75 million
- Identified industry verticals for which there are over 20,000 businesses in service area
  - Primarily manufacturing, distribution and service industries
- 2017 – acquired 33 operating company relationships; 2018 – acquired 62 operating company relationships
  - Average loan commitment of ~2.5 million; ~30% - 40% self funded in core deposits



US and California Industry Research Report Database
Client Provided Financials and Aspirations Interview
Private Company Financial Statement Database Comprised of Over 1 Million Sets of Financial Statements
Synthesis and Scenario Modeling
Peer Company Financial Performance Comparison
Company Valuation Impact Analysis for Modeled Scenarios
Recommended Next Steps Partnering with Pacific Mercantile Bank

- Competitive advantage with 70% success rate when using Horizon Analytics
- Streamlines underwriting and allows loan pricing flexibility (+25 to 50 bps)
- Relationships include loans, deposits and treasury management services
- Increased retention by providing ongoing analysis and recommendations

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IMPROVING PROFITABILITY _________________________________ Catalysts Driving Improved Profitability Pre‐Tax Income and Earnings per Share $6.0 $0.25 . Higher average loan balances $4.8 $4.3 $0.20 $3.8 $3.7 $3.8 . Higher non-interest income $4.0 $0.20 $0.18 $0.17 $0.15 . Stable expense levels $0.16 $2.2 $0.16 $2.0 . Improving credit quality $0.10 $0.10 $0.0 $0.05 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Return on Average Assets Return on Average Equity 1.50% 15.00% 1.27% 14.22% 1.27% 13.82% 12.46% 1.27% 1.16% 12.94% 1.13% 11.50% 1.00% 10.00% 0.77% 0.50% 8.55% 0.00% 5.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 2Q18 figures exclude the reversal of the valuation allowance against the Company’s deferred tax assets ($11.1 million) 10

LOAN PORTFOLIO FOCUS ON RELATIONSHIP LENDING _________________________________ $ 731 Million as of $ 1.09 Billion as of December 31, 2012 December 31, 2018 SFR, 1.9% Other 8.5% Other, 7.0% CRE: all SFR, Multifamily, CRE: all other, 20.7% 11.9% other, 20.6% 8.9% Multifamily, 14.4% CRE: owner- CRE: owner- occupied, occupied, 19.3% 22.7% Commercial, Commercial, 40.6% 23.4% 46.1% Relationship Loans 59.9% Relationship Loans 11

LOAN PRODUCTION TRENDS _________________________________ . Better sales execution and leveraging the competitive advantages of Horizon Analytics . Growth in core portfolios (C&I and owner-occupied CRE) offset by intentional runoff in non-core portfolios New Loan C&I Total Loans Outstanding Commitments Line Utilization ($ in millions) ($ in millions) $1,100 $120.0 $112.2 80% $1,094 75% $1,081 $87.7 70% $80.0 $1,064 $1,060 63.2% 65% $1,059 $60.1 64.1% 63.4% $60.0 62.9% 62.1% 60% $1,050 55% $32.6 50% 45% $0.0 40% $1,000 4Q17 1Q18 2Q18 3Q18 4Q18 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 12

C&I DRIVING LOAN GROWTH _________________________________ . Focus on operating companies driving growth in C&I loan portfolio . Intentional run-off of investor-owned CRE, multi-family and construction loans impacting total loan growth Total C&I Loans Outstanding All Other Loans Outstanding ($ in millions) ($ in millions) $500 $700 12.6% C&I Loan Growth in 2018 $670 $664 $666 $450 $444 $656 $649 $415 $650 $403 $400 $394 $396 $350 $600 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 13

LOAN REPRICING DATA _________________________________ 12 Month Loan Repricing Schedule 12 Month Loan Repricing by Type ($ in millions) $600 6% $520.4 $645 million, or 59% of  13% total loans, will reset  Prime Fixed Rate over the next 12 months 12% 68% SWAP $400 UST Loan Type Amount $200 Variable – Prime $453,572 Variable – UST $110,536 $74.1 $50.3 Variable – SWAP $175,129 Fixed $349,792 $0 Re-Pricing 1Q19 Re-Pricing 2Q19 Re-Pricing 3Q/4Q19 Other – Non Sensitive $7,717 Fixed Rate Mat/Amort. Prime SWAP UST Total Loan Portfolio $1,096,746 14

ASSET QUALITY _________________________________ . New CCO hired in 2016 implemented best-in-class loan monitoring and underwriting standards . Substantial reduction in problem assets in 2017-2018 . Credit losses trending at very low levels Classified Assets Total Non-Performing Loans ($ in millions) ($ in millions) $60.0 $30.0 $53.9 $25.2 $24.9 $50.0 $40.0 $20.0 $32.9 $30.0 $20.6 $20.0 $10.0 $14.8 $12.9 $13.6 $6.4 $6.8 $5.3 $5.9 $4.2 $10.0 $7.9 $0.0 $0.0 12/31/15 12/31/16 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 12/31/15 12/31/16 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 15

DEPOSIT COMPOSITION FOCUSED ON CORE DEPOSITS _________________________________ Core Deposits as a Percentage of Total Deposits $1.14 Billion as of December 31, 2018 80.0% 76.1% 74.2% 75.0% 70.0% 68.6% 68.3% Certificates of Deposit Non-Interest 65.0% 23.9% 60.6% Bearing 60.0% 30.0% 55.0% 51.5% 50.0% Savings/Money 45.0% 43.1% Market Interest 40.5% Checking 40.0% 5.6% 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 16

IMPROVING FUNDING PROFILE _________________________________ 2.50% Throughout rising interest rate cycle, cost of deposits has gone 2.22% from 45 bps above Fed Funds to 108 bps below Fed Funds 2.00% 1.93% 1.74% 1.50% 1.45% 1.14% 1.20% 1.06% 1.10% 1.00% 0.89% 0.78% 0.55% 0.49% 0.52% 0.50% 0.45% 0.16% 0.10% 0.00% 4Q14 4Q15 4Q16 4Q17 1Q18 2Q18 3Q18 4Q18 Average Fed Funds Rate Total Cost of Deposits 17

2018 DEPOSIT BETA TREND _________________________________ Quarterly Deposit Betas(1) 44% 59% 21% 14% 2.50% 2.22% 2.00% 1.93% 1.74% 1.50% 1.45% 1.20% 1.00% 1.14% 1.06% 1.10% 0.89% 0.78% 0.50% 0.00% 4Q17 1Q18 2Q18 3Q18 4Q18 Average Fed Funds Rate Total Cost of Deposits (1) Calculated as the quarter-over-quarter change in total cost of deposits divided by change in average Fed Funds rate 18

TIME DEPOSIT MATURITY SCHEDULE _________________________________ Time Deposits expected to decline in 2019 ($ in millions) $100.0 $92.5 $67.7 $70.3 $50.0 $40.8 $0.0 Maturing in 0-3 Months Maturing in 3-6 Months Maturing in 6-12 Months Maturing in Over 1 Year 19

Improving Operating Leverage _________________________________ Efficiency Ratio 100% 97.5% 94.7% 90% FY 2018 vs. FY 2017 . Revenue up 11.3% . Non-interest expense down 2.1% 80% 78.5% 70% 69.0% 60% 2015 2016 2017 2018 20

STRONG CAPITAL POSITION _________________________________ PM BANK WELL-CAPITALIZED REQUIREMENT 15.0% 13.0% 11.9% 11.9% 10.0% 10.0% 8.0% 6.5% 5.0% 0.0% COMMON EQUITY TIER 1 TIER 1 CAPITAL RATIO TOTAL CAPITAL RATIO CAPITAL RATIO As of December 31, 2018 21

OUTLOOK _________________________________ Continued strong commercial loan growth . Runoff from non-core loan portfolios will impact total loan growth, but enhance average loan yield and improve overall quality of portfolio Addition of new operating companies positively impacting deposit mix . Continued increase in core deposits and reduced reliance on CDs Increasing net interest margin . Positive impact from loan repricing and improved management of deposit costs Higher non-interest income . New business clients using more treasury management products Modest expense growth . Continued improvement in efficiency ratio Stable credit quality with manageable credit costs Leading to strong increase in pre-tax income despite modest loan growth 22

Investor Relations: Curt Christianssen (714) 438-2531 Curt.christianssen@pmbank.com 23